Summary Prospectus

June 28, 2013
Class A	OMOAX
Class I	OMOIX

Before you invest, you may want to review Orinda SkyView Macro Opportunities Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated June 28, 2013, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s prospectus and other information about the Fund online at http://orindamanagement.com/mutual-fund/downloads/.  You can also get this information at no cost by calling 1-855-467-4632 (855-4ORINDA) or by sending an e-mail request to info@orindafunds.com.

Investment Objective
The Orinda SkyView Macro Opportunities Fund (the “Fund”) seeks to achieve long-term capital appreciation by pursuing positive absolute returns across market cycles.  In pursuing its objective, the Fund seeks to generate attractive long-term returns with low sensitivity to traditional equity and fixed-income indices.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund’s Class A shares.  More information about these and other discounts is available from your financial professional and in the “Distribution of Fund Shares” section on page 36 of the Fund’s Prospectus and the “Additional Purchase and Redemption Information” section on page 45 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption price, whichever is less)	None	None
Redemption Fee (as a percentage of amount redeemed on shares held for 60 days or less)	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	2.30%	2.30%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Other Expenses (includes Interest and Dividends on Securities Sold Short and Shareholder Servicing Plan Fee)	2.94%	3.47%
Interest and Dividends on Securities Sold Short	0.84%	0.80%
Shareholder Servicing Plan Fee	0.15%	0.10%
Acquired Fund Fees and Expenses	0.14%	0.14%
Total Annual Fund Operating Expenses(1)	5.63%	5.91%
Less: Fee Waiver and Expense Reimbursement	-1.69%	-2.31%
Net Annual Fund Operating Expenses(2)	3.94%	3.60%
(1)
The Total Annual Fund Operating Expenses for the Fund do not correlate to the Ratio of Operating Expenses to Average Net Assets Before Reimbursements in the Financial Highlights which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses (“AFFE”).

(2)
Orinda Asset Management, LLC (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding AFFE, interest, taxes, interest and dividend expense on securities sold short and extraordinary expenses) in order to limit Net Annual Fund Operating Expenses to 2.96% and 2.66% of average daily net assets of the Fund’s Class A and Class I shares, respectively (the “Expense Caps”).  The Expense Caps will remain in effect through at least June 27, 2014, and may be terminated only by the Trust’s Board of Trustees (the “Board”).  The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Caps.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps only in the first year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$876	$1,951	$3,011	$5,605
Class I	$363	$1,550	$2,716	$5,540

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal period (from April 30, 2012 through February 28, 2013), the Fund’s portfolio turnover rate was 205% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund attempts to achieve its investment objective by allocating its assets among a carefully chosen group of experienced alternative investment portfolio managers who serve as sub-advisers (“Sub-Advisers”) to the Fund.  The Adviser has engaged an experienced specialized alternative investment advisory firm to serve as the Lead Sub-Adviser to assist in the identification and selection of Sub-Advisers and in the portfolio construction process.

These Sub-Advisers implement both fundamentally and technically driven strategies.  These strategies may include, without limitation, global macro, opportunistic equity and fixed income, and systematic strategies that invest in different asset classes, securities, and derivative instruments. These strategies seek to target attractive absolute returns.  These strategies may exhibit different degrees of volatility, as well as variability of beta to equity, currency, and interest rate markets.  The Fund’s Sub-Advisers seek to have diversifying characteristics including lower correlation to market risk factors than traditional equity and fixed income strategies.

Global Macro:  Sub-Advisers have a broad investment mandate to invest in liquid asset classes globally, including futures and other derivative contracts with a goal of generating positive total returns over a full market cycle, with the potential to generate these returns with lower correlation to traditional equity and fixed income indices.  Sub-Advisers may analyze a variety of factors, including fiscal and monetary policy, historical price data, country specific fundamental economic data, as well as social and demographic trends, and political events.

Opportunistic: Sub-Advisers can invest globally, long or short, in stocks of companies of any size or market capitalization, government and corporate bonds and other fixed income securities. They may also invest in derivatives either to manage risk or to enhance return.  Sub-Advisers may employ a bottom-up analysis for individual security selection, and/or a top-down approach to capital allocation amongst various asset classes, while employing risk management strategies designed to mitigate downside risk.

Systematic: Sub-Advisers focus on liquid asset classes globally, including futures and other derivatives with a goal of generating positive total returns over a full market cycle.  Sub-Advisers implement trading-rules based on historical data and technical analysis and will utilize computer programs and will create algorithms to identify and capture trading profits during market movements.  Buy and sell decisions, trade structuring, and execution tend to be computerized and systematic, allowing for the ability to evaluate a vast number of inputs to identify investment opportunities.

The Fund invests in a wide range of U.S. and non-U.S. publicly traded and privately issued or negotiated securities (securities for which the price is negotiated between private parties) including, but not limited to, equity securities, fixed-income securities, currencies and derivatives.  The Fund’s allocation to these various security types and various asset classes will vary over time in response to changing market opportunities.

•
The Fund may invest without limit in equity securities of issuers of any market capitalization.  The Fund may invest up to 10% of its net assets in initial public offerings (“IPOs”).  The Fund may invest without limit in foreign securities, including up to 50% of its net assets in securities of issuers located in emerging markets.

•	The Fund may invest up to 80% of its net assets in fixed income securities. Such fixed income investments may include high-yield or “junk” bonds and may be of any maturity.
•
The Fund may also invest up to 85% of its net assets in derivatives including options, futures (including commodities futures), forward currency contracts and swaps, including credit-default swaps.  These derivative instruments may be used for investment purposes or to modify or hedge the Fund’s exposure to a particular investment market related risk, as well as to manage the volatility of the Fund.

•	The Fund may invest up to 60% of its net assets in currencies and forward currency contracts.
•	The Fund may utilize leverage (by borrowing against a line of credit for investment purposes) of no more than 10% of the Fund’s total assets as part of the portfolio management process.
•	From time to time, the Fund may invest a significant portion of its assets in the securities of companies in the same sector of the market.
•	The Fund may sell securities short with respect to 100% of its net assets.

For either investment or hedging purposes, certain Sub-Advisers may invest substantially in a broad range of the derivatives instruments described above, particularly futures contracts.  The Sub-Advisers may be highly dependent on the use of futures and other derivative instruments, and to the extent that they become unavailable, this may limit a Sub-Adviser from fully implementing its investment strategy.

It is expected that the Fund will have a portfolio turnover in excess of 100% on an annual basis.

The Lead Sub-Adviser, with approval of the Adviser, allocates to each Sub-Adviser a portion of the Fund’s assets to invest.  The Sub-Advisers invest in the securities described above based upon their belief that the securities have a strong appreciation potential (long investing, or actually owning a security) or potential to decline in value (short investing, or borrowing a security from a broker and selling it, with the understanding that it must later be bought back and returned to the broker).  When selecting individual securities for the Fund, the Sub-Advisers implement differentiated principal investment strategies including, but not limited to: i) global macro, ii) opportunistic, and iii) systematic.  Additionally, these strategies may involve investment techniques, including, but not limited to:

•	event driven (investing in securities in special situations such as restructurings, mergers or other extraordinary corporate transactions),
•	risk arbitrage (attempting to arbitrage securities in special situations such as restructurings, mergers or other extraordinary corporate transactions),

•	market neutral (investing long in a diversified basket stocks believed to be undervalued while simultaneously investing short in a diversified basket of stocks believed to be overvalued),
•	convertible and diversified hedging (buying long in a convertible bond or preferred stock and selling short the corresponding common stock or call option) and
•	futures and options investing.

Each Sub-Adviser has complete discretion to invest its portion of the Fund’s assets as it deems appropriate, based on its particular philosophy, style, strategies and views.  While each Sub-Adviser is subject to the oversight of the Adviser and Lead Sub-Adviser, neither the Adviser nor Lead Sub-Adviser attempt to coordinate or manage the day-to-day investments of the Sub-Advisers.

The Lead Sub-Adviser’s primary portfolio management functions include: assisting the Adviser with Sub-Adviser selection and allocation; liquidity management; and risk monitoring and implementation.  In addition to cash management, the Lead Sub-Adviser, as part of its risk monitoring and implementation function, may modify the Fund’s exposure to a particular investment or market related risk through investments in equity and fixed income securities, futures, options and other instruments.  Under normal operating conditions, it is anticipated that up to 15% of the Fund’s total assets may be managed by the Lead Sub-Adviser in accordance with this risk management process.

The Fund sells (or closes a position in) a security when a Sub-Adviser determines that a particular security has achieved its investment expectations or the reasons for maintaining that position are no longer valid, including: (1) if the Sub-Adviser’s view of the business fundamentals or management of the underlying company changes; (2) if a more attractive investment opportunity is found; (3) if general market conditions trigger a change in the Sub-Adviser’s assessment criteria; or (4) for other portfolio management reasons.

Principal Investment Risks
Losing all or a portion of your investment is a risk of investing in the Fund.  The following principal risks could affect the value of your investment.

Market Risk.  The value of the Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money.

Management Risk.  The skill of the Adviser and Sub-Advisers (including the Lead Sub-Adviser) will play a significant role in the Fund’s ability to achieve its investment objective.  The Fund’s ability to achieve its investment objective depends on the investment skill and ability of the Adviser and Sub-Advisers (including the Lead Sub-Adviser) and on their ability to correctly identify economic trends.  Additionally, there can be no assurance that the Adviser and/or Lead Sub-Adviser will be able to allocate the Fund’s assets among the Sub-Advisers in a manner that is beneficial to the Fund.

Multi-Style Management Risk.  Because portions of the Fund’s assets are managed by different Sub-Advisers using different styles, the Fund could experience overlapping security transactions.  Certain Sub-Advisers may be purchasing securities at the same time other Sub-Advisers may be selling those same securities which may lead to higher transaction expenses compared to a Fund using a single investment management style.  Additionally, the overall success of the Fund depends on, among other things, (i) the ability of the Adviser and Lead Sub-Adviser to develop a successful Sub-Adviser allocation strategy, (ii) the ability of the Adviser and Lead Sub-Adviser to select and monitor skilled Sub-Advisers and to allocate the assets amongst them, and (iii) the Sub-Advisers’ ability to be successful in their strategies.

Newer Fund Risk.  The Fund is newer with limited operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund.  Additionally, although the Adviser chooses Sub-Advisers which it determines to have suitable investment backgrounds and show substantial performance potential, some of these Sub-Advisers may not have extensive track records.

Depositary Receipt Risk.  The Fund’s equity investments may take the form of depositary receipts.  Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. Fund investments in depositary receipts, which include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are not deemed to be investments in foreign securities for purposes of the Fund’s investment strategy.

Foreign and Emerging Market Securities Risk.  Foreign investments may carry risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. Those risks are increased for investments in emerging markets.

Currency Risk.  Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Small and Medium Companies Risk.  Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

Derivatives Risk.  The Fund’s use of derivatives (which may include options, futures, swaps and forward foreign currency contracts) may reduce the Fund’s returns and/or increase volatility.  A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

Commodity-Linked Derivatives Risk.   The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity and the value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity.  Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments.  Commodity-linked derivatives also may be subject to credit and interest rate risks that in general affect the values of debt securities.

Exchange-Traded Fund (“ETF”) and Mutual Fund Risk.  When the Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETFs or mutual fund’s operating expenses, including the potential duplication of management fees.  The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities the ETF or mutual fund holds.  Inverse ETFs are subject to the risk that their performance will fall as the value of their benchmark indices rises.  The Fund also will incur brokerage costs when it purchases ETFs.  ETFs may not track their underlying indices.

Fixed Income Securities Risk.  Interest rates may go up resulting in a decrease in the value of the fixed income securities held by the Fund.  Credit risk is the risk that an issuer will not make timely payments of principal and interest.  There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates.  Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  Limited trading opportunities for certain fixed income securities may make it more difficult to sell or buy a security at a favorable price or time.

Mortgage-Backed Securities Risk. In addition to the general risks associated with fixed income securities as described, the structure of certain mortgage-backed securities may make their reaction to interest rates and other factors difficult to predict, which may cause their prices to be very volatile.  In particular, the recent events related to the U.S. housing market has had a severe negative impact on the value of some mortgage-backed securities and resulted in an increased risk associated with investments in these securities.

High-Yield Securities Risk.  Fixed income securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.

Government-Sponsored Entities Risk.  Securities issued by government-sponsored entities may not be backed by the full faith and credit of the United States.

Exchange-Traded Note (“ETN”) Risk.  The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index.  In addition, the notes issued by ETNs and held by the Fund are unsecured debt of the issuer.

Leverage and Short Sales Risk.  Leverage is the practice of borrowing money to purchase securities.  If the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.  A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions.

Growth Stock Risk.  The risk that growth style companies lose value or move out of favor.  Growth style companies also may be more sensitive to changes in current or expected earnings than the prices of other stocks.

Value Stock Risk.   Value style investing as a strategy may be out of favor in the market for an extended period. Value stocks can perform differently from the market as a whole and from other types of stocks.

Initial Public Offering Risk.  The Fund may purchase securities of companies that are offered pursuant to an IPO.  The risk exists that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer.  The purchase of IPO shares may involve high transaction costs.  IPO shares are subject to market risk and liquidity risk.  When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund.  As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

Sector Risk.  To the extent the Fund invests a significant portion of its assets in the securities of companies in the same sector of the market, the Fund is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.

Portfolio Turnover Risk.  A high portfolio turnover rate (100% or more) increases the Fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact the Fund’s performance.  Higher portfolio turnover may result in the realization of more short-term capital gains than if the Fund had lower portfolio turnover.

Performance
When the Fund has been in operation for a full calendar year, performance information will be shown here.  Updated performance information is available on the Fund’s website at www.orindafunds.com or by calling the Fund toll-free at 1-855-467-4632 (855-4ORINDA).

Management

Investment Adviser	Portfolio Manager	Managed the Fund Since:
Orinda Asset Management, LLC	Craig Kirkpatrick, Managing Partner, President	2013
Lead Sub-Adviser	Portfolio Managers	Managed the Fund Since:
SkyView Investment Advisors, LLC	Steven J. Turi, Managing Partner, CIO Lawrence P. Chiarello, Partner, PM Hilde J. Hovnanian, CFA, Partner, PM	2012 2012 2012
Sub-Advisers	Portfolio Managers	Managed the Fund Since:
2100 Xenon Group, LLC	Jay R. Feuerstein, CEO, CIO	2012
Covenant Financial Services, LLC	Stephen E. Shafer, CIO	2012
Crescat Portfolio Management, LLC	Kevin C. Smith, CIO	2012
Glaxis Capital Management, LLC	Paul V. Holland, Partner, PM Matthew M. Miller, CFA, Partner, PM	2013 2013

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Orinda SkyView Macro Opportunities Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-855-467-4632 (855-4ORINDA), or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Class A
All Accounts	$5,000	Any amount

Class I
All Accounts	$500,000	Any amount

Tax Information
The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains unless you invest through tax-deferred arrangements that do not use borrowed funds, such as a 401(k) plan or individual retirement account (“IRA”).  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.